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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 24, 2004



                               UNITED ENERGY CORP.
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             (Exact name of registrant as specified in its charter)

          NEVADA                         000-30841                22-3342379
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(State or other jurisdiction of    (Commission File Number     (IRS Employer
 incorporation or organization)                              Identification No.)


600 MEADOWLANDS PARKWAY, #20, SECAUCUS, NEW JERSEY                   07094
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        (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (201) 842-0288


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ITEM 5.   OTHER EVENT

     United Energy Corp. ("United Energy") entered into a financing transaction with Laurus Master Fund, Ltd. ("Laurus") as of March 24, 2004, providing up to $1.75 million in financing. Under the arrangement, United Energy issued a $1,750,000 secured convertible term note at a conversion price of $1.00 per share to Laurus (the "Term Loan"). Laurus was also issued warrants to purchase up to 300,000 shares of United Energy's common stock.

     The Term Loan has a term of three years and accrues interest at the greater of the prime rate of interest (as published in The Wall Street Journal) or 4% per anum. Interest shall be payable monthly in arrears commencing on May 1, 2004, and on the first day of each consecutive calendar month thereafter. Monthly amortization payments shall commence on October 1, 2004, at the rate of $58,333.00.

     The interest rate is subject to adjustment in .25% increments on a month by month basis if specified conditions are met (including that the common stock underlying the conversion of the convertible term note and the warrant issued to Laurus are registered with the U.S. Securities and Exchange Commission and whether and to what extent the average price of the stock exceeds or is less than the fixed conversion price).

     Laurus also has the option to convert all or a portion of the Term Loan into shares of United Energy's common stock at any time, subject to specified limitations, at a fixed conversion price of $1.00 per share. The Term Loan is secured by a first lien on all United Energy's assets. In connection with the Term Loan, Laurus was paid a fee of $61,250 and received a seven-year warrant to purchase up to 300,000 shares of United Energy's common stock at prices ranging from $1.25 per share to $1.75 per share. All stock conversion prices and exercise prices are subject to adjustment for stock splits, stock dividends or similar events.

     United Energy agreed to file a registration statement with the U.S. Securities and Exchange Commission covering the shares issuable upon conversion of the Term Loan and the exercise of Laurus' warrants.

     The principal documents involved in the transaction are a Securities Purchase Agreement, a Security Agreement, a Secured Convertible Term Note, a Common Stock Purchase Warrant and a Registration Rights Agreement, each of which is dated as of March 24, 2004 and a copy of which is attached hereto as an exhibit to this Current Report.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Not Applicable

     10.1 Securities Purchase Agreement, dated March 24, 2004, between United Energy Corp. and Laurus Master Fund, Ltd.

     10.2 Secured Convertible Term Note, dated March 24, 2004, made by United Energy Corp. in favor of Laurus Master Fund, Ltd.


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     10.3 Security Agreement, dated March 24, 2004, by and between United Energy
          Corp. and Laurus Master Fund, Ltd.

     10.4 Registration Rights Agreement, dated March 24, 2004, by and between United Energy Corp. and Laurus Master Fund, Ltd.

     10.5 Common Stock Purchase Warrant, dated March 24, 2004, issued by United Energy Corp., in favor of Laurus Master Fund, Ltd.

     99.1 Press release of United Energy Corp., dated March 24, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 26, 2004                UNITED ENERGY CORP.


                                     By:/s/ Ronald Wilen
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                                            Ronald Wilen
                                            Chairman and Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit
Number      Description

10.1 Securities Purchase Agreement, dated March 24, 2004, between United Energy Corp. and Laurus Master Fund, Ltd.

10.2 Secured Convertible Term Note, dated March 24, 2004, made by United Energy Corp. in favor of Laurus Master Fund, Ltd.

10.3 Security Agreement, dated March 24, 2004, by and between United Energy Corp. and Laurus Master Fund, Ltd.

10.4 Registration Rights Agreement, dated March 24, 2004, by and between United Energy Corp. and Laurus Master Fund, Ltd.

10.5 Common Stock Purchase Warrant, dated March 24, 2004, issued by United Energy Corp., in favor of Laurus Master Fund, Ltd.

99.1        Press Release of United Energy Corp., dated March 24, 2004.